WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited)	November 30, 2020

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 27.3%
U.S. Government Obligations - 27.3%
U.S. Treasury Bonds	1.125%	8/15/40	$14,000,000	$13,440,000
U.S. Treasury Bonds	1.375%	11/15/40	6,940,000	6,955,181
U.S. Treasury Bonds	1.375%	8/15/50	9,460,000	9,009,911
U.S. Treasury Bonds	1.625%	11/15/50	5,040,000	5,106,150
U.S. Treasury Notes	0.375%	9/30/27	18,240,000	17,972,100
U.S. Treasury Notes	0.500%	10/31/27	18,040,000	17,910,337
U.S. Treasury Notes	0.625%	11/30/27	17,450,000	17,467,723

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $87,846,675)				87,861,402

SOVEREIGN BONDS - 16.0%
Chile - 1.2%
Chile Government International Bond, Senior Notes	3.860%	6/21/47	3,100,000	3,727,750

Israel - 0.6%
Israel Government International Bond, Senior Notes	3.875%	7/3/50	1,700,000	2,034,772

Kazakhstan - 0.5%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	1,300,000	1,765,530	(a)

Panama - 4.5%
Panama Government International Bond, Senior Notes	3.160%	1/23/30	2,000,000	2,193,770
Panama Government International Bond, Senior Notes	2.252%	9/29/32	4,600,000	4,681,650
Panama Government International Bond, Senior Notes	4.300%	4/29/53	6,000,000	7,530,060

Total Panama				14,405,480

Peru - 2.7%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	1,500,000	1,623,390
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	4,580,000	7,015,621

Total Peru				8,639,011

Poland - 1.1%
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	3,100,000	3,444,932

Russia - 3.3%
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	7,800,000	10,680,150	(b)

See Notes to Schedule of Investments.

Western Asset SMASh Series Core Completion Fund 2020 Quarterly Report	1

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2020

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
United Arab Emirates - 2.1%
Abu Dhabi Government International Bond, Senior Notes	2.125%	9/30/24	$1,700,000	$1,784,954	(a)
Abu Dhabi Government International Bond, Senior Notes	3.125%	9/30/49	4,500,000	4,904,798	(a)

Total United Arab Emirates				6,689,752

TOTAL SOVEREIGN BONDS (Cost - $51,535,375)				51,387,377

COLLATERALIZED MORTGAGE OBLIGATIONS(c) - 13.4%
BANK, 2017-BNK7 C	4.183%	9/15/60	818,000	809,816	(d)
BF Mortgage Trust, 2019-NYT B (1 mo. USD LIBOR + 1.400%)	1.541%	12/15/35	1,250,000	1,242,841	(a)(d)
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	2.391%	7/15/35	280,000	251,023	(a)(d)
BX Commercial Mortgage Trust, 2019-XL A (1 mo. USD LIBOR + 0.920%)	1.061%	10/15/36	7,470,974	7,488,120	(a)(d)
Credit Suisse Mortgage Capital Trust, 2019- ICE4 B (1 mo. USD LIBOR + 1.230%)	1.371%	5/15/36	1,480,000	1,481,497	(a)(d)
CSAIL Commercial Mortgage Trust, 2017-C8 C	4.320%	6/15/50	2,500,000	2,393,233	(d)
DBJPM Mortgage Trust, 2016-C1 C	3.500%	5/10/49	1,250,000	1,149,638	(d)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.300%)	1.441%	9/15/31	1,040,000	874,799	(a)(d)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 2.500%)	2.641%	9/15/31	130,000	108,811	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN BFX	3.065%	1/16/37	7,320,000	7,499,211	(a)
Morgan Stanley Capital I Trust, 2017-H1 C	4.281%	6/15/50	755,000	768,366	(d)
Morgan Stanley Capital I Trust, 2018-SUN A (1 mo. USD LIBOR + 0.900%)	1.041%	7/15/35	2,830,000	2,765,715	(a)(d)
Morgan Stanley Capital I Trust, 2018-MP A	4.419%	7/11/40	10,500,000	11,234,953	(a)(d)
RBS Commercial Funding Inc. Trust, 2013- GSP A	3.961%	1/15/32	4,760,000	4,959,027	(a)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR + 2.000%)	2.127%	11/11/34	267,326	243,386	(a)(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $43,041,691)				43,270,436

CORPORATE BONDS & NOTES - 7.2%
COMMUNICATION SERVICES - 2.3%
Interactive Media & Services - 0.7%
Tencent Holdings Ltd., Senior Notes	3.595%	1/19/28	2,000,000	2,204,344	(a)

Media - 0.9%
Prosus NV, Senior Notes	4.027%	8/3/50	2,770,000	2,958,092	(a)

See Notes to Schedule of Investments.

2	Western Asset SMASh Series Core Completion Fund 2020 Quarterly Report

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2020

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services - 0.7%
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	$2,000,000	$2,084,060

TOTAL COMMUNICATION SERVICES				7,246,496

ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	2,000,000	2,165,354
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,000,000	2,380,000

TOTAL ENERGY				4,545,354

MATERIALS - 3.5%
Chemicals - 0.7%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	2,000,000	2,187,660	(a)

Metals & Mining - 1.9%
Corp. Nacional del Cobre de Chile, Senior Notes	3.700%	1/30/50	3,100,000	3,409,677	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,000,000	2,648,182

Total Metals & Mining				6,057,859

Paper & Forest Products - 0.9%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	2,500,000	2,985,312

TOTAL MATERIALS				11,230,831

TOTAL CORPORATE BONDS & NOTES (Cost - $22,657,194)				23,022,681

	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.0%††
EXCHANGE-TRADED PURCHASED OPTIONS - 0.0%††
U.S. Treasury 10-Year Notes Futures, Call @ $138.25	12/24/20	13	13,000	4,875
U.S. Treasury Long-Term Bonds Futures, Call @ $172.00	12/24/20	13	13,000	43,266
U.S. Treasury Long-Term Bonds Futures, Call @ $174.50	12/24/20	20	20,000	32,500

TOTAL PURCHASED OPTIONS (Cost - $52,642)				80,641

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $205,133,577)				205,622,537

See Notes to Schedule of Investments.

Western Asset SMASh Series Core Completion Fund 2020 Quarterly Report	3

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2020

SECURITY	RATE	SHARES	VALUE
SHORT-TERM INVESTMENTS - 33.9%
BNY Mellon Cash Reserve Fund (Cost - $109,238,015)	0.010%	109,238,015	$109,238,015

TOTAL INVESTMENTS - 97.8% (Cost - $314,371,592)			314,860,552
Other Assets in Excess of Liabilities - 2.2%			7,243,631

TOTAL NET ASSETS - 100.0%			$322,104,183

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Abbreviation(s) used in this schedule:

LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

SCHEDULE OF WRITTEN OPTIONS
EXCHANGE-TRADED WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	NOTIONAL AMOUNT	VALUE
U.S. Treasury 5-Year Notes Futures, Call	12/24/20	$125.50	104	$104,000	$(57,688)
U.S. Treasury 5-Year Notes Futures, Call	12/24/20	125.75	70	70,000	(23,516)
U.S. Treasury 5-Year Notes Futures, Call	12/24/20	126.00	223	223,000	(34,844)
U.S. Treasury 5-Year Notes Futures, Put	12/24/20	125.25	20	20,000	(313)
U.S. Treasury 5-Year Notes Futures, Put	12/24/20	125.75	28	28,000	(1,531)
U.S. Treasury 10-Year Notes Futures, Call	12/24/20	137.50	21	21,000	(18,047)
U.S. Treasury 10-Year Notes Futures, Call	12/24/20	138.00	252	252,000	(129,937)
U.S. Treasury 10-Year Notes Futures, Call	12/24/20	138.50	26	26,000	(6,906)
U.S. Treasury 10-Year Notes Futures, Call	12/24/20	139.00	85	85,000	(10,625)
U.S. Treasury 10-Year Notes Futures, Call	12/24/20	139.50	329	329,000	(20,562)
U.S. Treasury 10-Year Notes Futures, Call	12/24/20	140.00	89	89,000	(2,781)
U.S. Treasury 10-Year Notes Futures, Call	1/22/21	138.50	121	121,000	(60,500)

See Notes to Schedule of Investments.

4	Western Asset SMASh Series Core Completion Fund 2020 Quarterly Report

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2020

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	NOTIONAL AMOUNT	VALUE
U.S. Treasury 10-Year Notes Futures, Call	1/22/21	$139.00	176	$176,000	$(55,000)
U.S. Treasury 10-Year Notes Futures, Put	12/24/20	137.50	98	98,000	(18,375)
U.S. Treasury 10-Year Notes Futures, Put	12/24/20	137.75	40	40,000	(10,000)
U.S. Treasury 10-Year Notes Futures, Put	12/24/20	138.00	44	44,000	(15,125)
U.S. Treasury 10-Year Notes Futures, Put	12/24/20	138.50	41	41,000	(24,344)
U.S. Treasury Long-Term Bonds Futures, Call	12/24/20	173.00	32	32,000	(82,500)
U.S. Treasury Long-Term Bonds Futures, Call	12/24/20	174.00	96	96,000	(183,000)
U.S. Treasury Long-Term Bonds Futures, Call	12/24/20	175.00	9	9,000	(12,234)
U.S. Treasury Long-Term Bonds Futures, Call	12/24/20	175.50	20	20,000	(22,500)
U.S. Treasury Long-Term Bonds Futures, Call	12/24/20	176.00	89	89,000	(82,047)
U.S. Treasury Long-Term Bonds Futures, Call	12/24/20	177.00	41	41,000	(24,344)
U.S. Treasury Long-Term Bonds Futures, Call	12/24/20	178.00	27	27,000	(10,547)
U.S. Treasury Long-Term Bonds Futures, Call	12/24/20	179.00	21	21,000	(5,250)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	175.00	27	27,000	(58,219)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	176.00	27	27,000	(45,562)
U.S. Treasury Long-Term Bonds Futures, Put	12/24/20	169.00	20	20,000	(1,562)
U.S. Treasury Long-Term Bonds Futures, Put	12/24/20	170.00	33	33,000	(4,641)
U.S. Treasury Long-Term Bonds Futures, Put	12/24/20	171.00	27	27,000	(6,750)
U.S. Treasury Long-Term Bonds Futures, Put	12/24/20	172.00	50	50,000	(21,094)
U.S. Treasury Long-Term Bonds Futures, Put	12/24/20	172.50	27	27,000	(14,344)
U.S. Treasury Long-Term Bonds Futures, Put	12/24/20	173.00	60	60,000	(40,312)
U.S. Treasury Long-Term Bonds Futures, Put	12/24/20	174.00	14	14,000	(14,000)

TOTAL EXCHANGE-TRADED WRITTEN OPTIONS (Premiums received - $1,370,605)					$(1,119,000)

At November 30, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day EuroDollar	26	6/21	$6,486,405	$6,486,675	$270
U.S. Treasury 5-Year Notes	411	3/21	51,746,730	51,798,844	52,114
U.S. Treasury Long-Term
Bonds	3	3/21	524,255	524,719	464

					52,848

See Notes to Schedule of Investments.

Western Asset SMASh Series Core Completion Fund 2020 Quarterly Report	5

WESTERN ASSET SMASh SERIES CORE COMPLETION FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2020

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
90-Day EuroDollar	283	12/20	$70,570,931	$70,573,125	$(2,194)
90-Day Eurodollar	360	3/21	89,804,869	89,811,000	(6,131)
U.S. Treasury 2-Year Notes	562	3/21	124,068,497	124,118,578	(50,081)
U.S. Treasury 10-Year Notes	482	3/21	66,496,926	66,598,846	(101,920)
U.S. Treasury Ultra Long-Term Bonds	130	3/21	27,957,457	28,084,063	(126,606)

					(286,932)

Net unrealized depreciation on open futures contracts					$(234,084)

At November 30, 2020, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Markit CDX.NA.IG.35 Index	$27,150,000	12/20/25	1.000% quarterly	$674,705	$546,499	$128,206

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

6	Western Asset SMASh Series Core Completion Fund 2020 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series Core Completion Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

7

Notes to Schedule of Investments (unaudited) (continued)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

8

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
U.S. Government & Agency Obligations	—	$87,861,402	—	$87,861,402
Sovereign Bonds	—	51,387,377	—	51,387,377
Collateralized Mortgage Obligations	—	43,270,436	—	43,270,436
Corporate Bonds & Notes	—	23,022,681	—	23,022,681
Purchased Options	$80,641	—	—	80,641

Total Long-Term Investments	80,641	205,541,896	—	205,622,537

Short-Term Investments†	—	109,238,015	—	109,238,015

Total Investments	$80,641	$314,779,911	—	$314,860,552

Other Financial Instruments:
Futures Contracts	$52,848	—	—	$52,848
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	$128,206	—	128,206

Total Other Financial Instruments	$52,848	$128,206	—	$181,054

Total	$133,489	$314,908,117	—	$315,041,606

9

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	$1,119,000	—	—	$1,119,000
Futures Contracts	286,932	—	—	286,932

Total	$1,405,932	—	—	$1,405,932

†	See Schedule of Investments for additional detailed categorizations.

10